The PNC Financial Services Group, Inc. Second Quarter 2012 Earnings Conference Call July 18, 2012 Exhibit 99.2

This presentation includes "snapshot" information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.

The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents. We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and first quarter 2012 Form 10-Q, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC's website at www.sec.gov and on PNC's corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation.

Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters and integration costs. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items may not be indicative of our ongoing operations. We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense) and on tangible book value per share (calculated as book value per share less total intangible assets, other than servicing rights, per share). We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. And we believe that tangible book value per share, a non-GAAP measure, is useful as a tool to help to better evaluate growth of the company's business apart from the amount, on a per share basis, of intangible assets other than servicing rights included in book value. Where applicable, we provide GAAP reconciliations for such additional information, including in the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents.

In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under "About PNC–Investor Relations."

PNC

2 Cautionary Statement Regarding Forward-Looking Information and Adjusted Information 2

3
Significant 2Q12 Achievements
PNC Is Positioned to Deliver Even Greater Shareholder Value. PNC Is Positioned to Deliver Even Greater Shareholder Value.
2Q12 financial
summary
Net income
Diluted EPS from
net income
Return on
average assets
$546 million $0.98 .74%
Net income of $546 million and EPS of $0.98
Strong performance driven by customer growth and our Southeast expansion
Grew commercial and consumer loans
Overall credit quality improved
Well-managed expenses - continuous improvement initiatives remained on track
Continued to maintain strong capital levels and liquidity positions
2Q12 highlights
(1) Further information is provided in the Appendix.
3
–
Includes $403 million or $0.76 EPS charge associated with residential mortgage repurchase obligations, trust preferred securities redemptions and integration

Business Fundamentals Continued to Improve
2Q12 Retail Banking 2Q12 Corporate & Institutional Banking
2Q12 Asset Management Group 2Q12 Residential Mortgage
Grew net organic checking relationships by
128,000 or 4% annualized YTD12; greater than
1.9% footprint population growth
65% of new accounts   opened in 2Q12 were
relationship accounts
Virtual Wallet surpassed one million accounts
Active online bill payment customers increased
8% in 1H12; 14% from 2Q11
Serving Customers Tomorrow strategy -
deployed over 400 image enabled ATMs
Continued strong client additions – added nearly 500
new Corporate Banking primary clients   in 1H12
Continued loan growth
– Total average loans increased $9 billion or 12%
from 1Q12 and 32% from 2Q11
Commercial mortgage banking activities increased by
$65 million in 1H12 from 1H11 driven by higher
mortgage loan servicing income and lower CMSR
impairment
Assets under administration of $214 billion
Strong growth in new primary clients
Referral sales grew 25% linked quarter
Total sales increased by 10% compared to 1Q12
Loan sales revenue  up 142% from 2Q11
Driven by increased loan origination volumes up 38%
from 2Q11up 38% from 2Q11
Spreads increased 18% from 2Q11
Purchase money mortgage originations increased
21% from 2Q11
Increased mortgage repurchase reserves reflect
increasing GSE demands - GSEs represent 64% of
remaining UPB
(1) Net organic checking relationship growth refers to consumer and small business accounts exclusive of 57,000 accounts acquired through acquisition in
1Q12. (2) Relationship checking accounts refer to accounts with a committed balance level or self-service accounts with lower cost of servicing. (3) A
Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. AMG primary client relationships are defined as client relationships with annual revenue generation of $10,000 or more.(4) New client sales referred to AMG by Retail Banking or C&IB. (5) Refers to loan sales revenue before provision. (6) A mortgage with a borrower as part of a residential real estate purchase transaction.
4
Treasury Management revenues up 3% linked quarter
1
2
3
4
5
3
6
– Driven by increased loan origination volumes
– Spreads increased 18% from 2Q11

Earnings
2Q12 1Q12 2Q11 YTD12 YTD11
Net income ($ millions)
$546 $811 $912 $1,357 $1,744
Earnings per diluted share $0.98 $1.44 $1.67 $2.42 $3.24
Select
charges
EPS impact ($0.76) ($0.22) ($0.04) ($0.98) ($0.05)
Performance
Measures
2Q12 1Q12 2Q11 YTD12 YTD11
Return on average assets .74% 1.16% 1.40% .94% 1.34%
Return on Tier 1 common capital 9.3% 14.0% 16.1% 11.5% 15.5%
(1) At period-end. (2) Charges for residential mortgage repurchase obligations, unamortized discounts related to redemptions of trust preferred securities, and integration costs. Further information is provided in the Appendix. (3) Tier 1 common capital at June 30, 2012 is estimated. Return on Tier 1 common capital is calculated as annualized net income divided by period-end Tier 1 common capital. Further information is provided in the Appendix.
Balance
Sheet
Growth
2Q12 1Q12 2Q11
Loans $180 $176 $150
Deposits $207 $206 $182
1
($ billions)
1
($ billions)
3
2
5
Strong Financial Performance Affected by Select
Charges

Strong Commercial Loan Growth Funded by Favorable
Deposit Mix
Loans increased $4.2 billion or 2%
from 1Q12, primarily driven by
total commercial loan growth of
3%
Consumer loan growth increased
1% linked quarter, primarily driven
by growth in automobile
Transaction deposits increased
$1.5 billion from 1Q12, reflecting
increased commercial and
consumer liquidity
Retail CDs declined $3.1 billion
from 1Q12, reflecting expected
run-off as the final wave of higher
rate CDs matured in the quarter
Loans to deposits and capital
ratios remained stable
% change from:
Category (billions)
Jun. 30,
2012
Mar. 31,
2012
Jun. 30,
2011
Commercial 78.9 5% 35%
Commercial real estate 18.5 0% 14%
Total commercial lending 104.1 3% 28%
Home equity/Residential RE 51.7 (1%) 7%
Automobile 7.2 24% 95%
Other 17.4 (2%) 2%
Total consumer lending 76.3 1% 10%
Total loans $180.4 2% 20%
Transaction deposits $166.0 1% 21%
Retail CDs & other deposits 40.9 (1%) (9%)
Total deposits $206.9 0% 14%
Key ratios:
Loans to deposits ratio 87% 85% 83%
Tier 1 common capital ratio 9.3% 9.3% 10.5%
(1) Total commercial lending includes commercial, commercial real estate and also includes $6.8 billion of equipment lease financing.
(2) Includes credit card, education and other loans. (3) Tier 1 common capital ratio is period-end Tier 1 common capital divided by period-end risk weighted assets and is estimated for June 30, 2012.
2Q12 highlights
1

2

Loan Growth and Reduced Funding Costs Driving Net
Interest Income
(millions)
2Q12 1Q12 4Q11 3Q11 2Q11
Interest income - loans $2,163 $1,951 $1,902 $1,904 $1,905
Total interest income 2,796 2,597 2,534 2,530 2,547
Total interest expense 270 306 335 355 397
Total net interest income $2,526 $2,291 $2,199 $2,175 $2,150
Average interest earning assets
grew $12 billion or 5% from 1Q12
and 13% from 2Q11
Net interest margin improved
primarily due to lower funding
costs and higher yielding assets
Total net interest income grew 10%
from 1Q12 and 17% from 2Q11
– Higher loan balances
– Impact of Southeast expansion
– Lower funding costs
(1) Calculated as annualized taxable-equivalent net interest income divided by average earning assets. See Appendix for additional information.
2Q12 1Q12 4Q11 3Q11 2Q11
Average interest earning
assets (in billions)
$250.1 $237.7 $228.4 $224.1 $220.7
Average yields/rate:
Interest-earning assets 4.51% 4.41% 4.44% 4.52% 4.64%
Interest-bearing liabilities .58 .70 .80 .86 .95
Interest rate spread 3.93 3.71 3.64 3.66 3.69
Net interest margin 4.08% 3.90% 3.86% 3.89% 3.93%
10% LQ
17% YOY
2Q12 highlights

1

3
Client Growth and Sales Impact Noninterest Revenue
2Q12 highlights
(1) Asset management includes the Asset Management Group and BlackRock. (2) Residential mortgage consists of residential mortgage banking less provision for residential mortgage repurchase obligations. (3) The Dodd-Frank Act limits related to interchange rates on debit card transactions, which were effective October 1, 2011; 3Q11 and 2Q11 amounts reflect the estimated impact of Durbin if it had been in effect for those quarters.
Noninterest income in the quarter
included provision for residential
mortgage repurchase obligations
of $438 million
Excluding the residential mortgage
repurchase provision and Durbin
impact, noninterest income grew
4% linked quarter and 9%
compared to the same period last
year
Consumer, corporate and mortgage
services delivered strong fee
income growth from prior periods
(millions)
2Q12 1Q12 4Q11 3Q11 2Q11
Asset management $278 $284 $250 $287 $288
Consumer services 290 264 269 330 333
Corporate services 290 232 266 187 228
Residential mortgage
banking 265 262 193 229 184
Provision for residential
mortgage repurchase
obligations (438) (32) (36) (31) (21)
Deposit service charges 144 127 140 140 131
Net gains on sales of
securities less net OTTI 28 19 18 33 43
Other 240 285 250 194 266
Total noninterest income $1,097 $1,441 $1,350 $1,369 $1,452
Provision for residential
mortgage repurchase
obligations 438 32 36 31 21
Durbin impact (70) (70)
Total noninterest income,
excl. mortgage
repurchase obligations
and Durbin impact $1,535 $1,473 $1,386 $1,330 $1,403
9% YOY
8
4% LQ
2
1

Key Statistics
Total
Portfolio
GSEs
($ billions)
Total
Portfolio
‘06-‘08
Vintages
Original UPB
$384 $214 $57
Remaining UPB
106 68 15
Life-to-date demands
3.9 2.4 1.7
Life-to-date repurchases
2.3 1.3 1.0
Life-to-date losses
1.2 0.6 0.4
Future expected losses
0.5 0.4 0.3
Total expected losses
$1.7 $1.0 $0.7
Residential Mortgage Repurchase Obligations
Summary of Changes in Residential Mortgage Repurchase Reserve
($ millions)
2Q12 1Q12 4Q11 3Q11 2Q11
Beginning Reserve $101 $83 $85 $95 $124
Provision
438 32 36 31 21
RBC Bank (USA)
- 26 - - -
Losses
(77) (40) (38) (41) (50)
Ending Balance
$462 $101 $83 $85 $95
Recent and expected elevated
levels of GSE-related repurchase
demands
As a result, PNC added provision of
approximately $438 million to
residential mortgage repurchase
reserves in 2Q12
(1) As of June 30, 2012.
2Q12 highlights
9
– Expect lifetime losses of $1.7
billion
– Barring significant changes in
the expected future behaviors
and demand patterns of
investors/guarantors or other
unforeseen circumstances, we
believe we are appropriately
reserved against future
demands
1

Disciplined Expense Management While Investing for
Growth
(millions)
2Q12 1Q12 4Q11 3Q11 2Q11
Core :
Personnel $1,107 $1,067 $1,050 $948 $975
Occupancy
198 178 197 171 176
Equipment
174 168 173 159 158
Marketing
56 54 73 70 61
Other
931 843 1,000 784 801
Total core noninterest
expense
$2,466 $2,310 $2,493 $2,132 $2,171
Integration costs
52 145 28 8 5
Trust preferred securities
redemption charges
130 - 198 - -
Total noninterest
expense
$2,648 $2,455 $2,719 $2,140 $2,176
(1) Core noninterest expense items do not include the impact of integration costs and trust preferred securities redemption charges, which are listed separately in the table above, but do include the impact of RBC Bank (USA) operating expenses. See the Appendix for the impact of integration costs and trust preferred securities redemptions charges for unamortized discount on each category of noninterest expense.
2Q12 highlights
10
Includes $149 million of RBC Bank (USA)
1
1
Total core noninterest expense
increased $156 million from 1Q12
primarily due to:
Core noninterest expense
increased $295 million from 2Q11
due to:
Successfully completed 60% of our
$550 million continuous
improvement annualized cost
savings goals
RBC Bank (USA) operating
costs of $149 million
Higher additions to legal
reserves, other real estate
owned expenses, mortgage
foreclosure-related expenses
and pension costs
Full quarter impact of RBC
Bank (USA) operating expenses
of $149 million vs. $40 million
in 1Q12

Strong Capital and Liquidity Position
(1) Regulatory requirements are inclusive of the capital conservation buffer and subject to further regulatory guidance and clarity on Basel
NPRs. (2) Estimated at June 30, 2012. (3) Based on Basel III NPRs and including application of Basel II (as modified by NPRs) and Basel II.5 rules. (4) Parent company liquidity coverage defined as liquid assets divided by funding obligations within a two year period.
2Q12 highlights
Basel I Tier 1 common ratio of 9.3%
Capital priorities:
– Build capital to support client growth and
business investment
– Maintain appropriate capital in light of
economic uncertainty
– Return excess capital to shareholders
Basel III Tier 1 common ratio goal of 8.0-8.5%
by year-end 2013 without benefit of phase-ins
Strong liquidity position
– Loans to deposits ratio of 87%
– Parent company two year liquidity
coverage
4
of 117%
Basel III Tier 1 common ratio
8.0% - 8.5%
2013 Goal
Basel III
2013  2014  2015  2016  2017  2018  2019
3.5%
4.0%
4.5%
5.1%
5.8%
6.4%
7.0%
11
– Improved capital treatment expected on
sub-investment grade securities
1
2
3
Basel III requirements

Outlook   – Full Year 2012 vs. 2011
PNC is Positioned to Deliver Strong Results in 2012. PNC is Positioned to Deliver Strong Results in 2012.
Loans Increase mid to high teens
Total revenue
Noninterest expense
Loan loss provision
Increase high single digits
Increase high single digits
Improving
Combined
Balance sheet
Combined
Income
statement
1
4
5,6
6
2
Estimated % Change 3
Strong loan and revenue growth expected
RBC Bank (USA) acquisition expected to be accretive in 2012
Disciplined credit and expense management
(1) Refer to the Cautionary Statement in the Appendix, including assumptions. (2) Excluding integration costs. (3) Estimated change for 2012 is based on comparable 2011 results. (4) Excluding future significant residential mortgage repurchase provisions. (5) Excluding integration costs and capital actions related to TPS redemptions for 2011 and 2012. (6) Excludes future significant legal and regulatory costs that may be incurred in the remainder of the year. 12

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.

Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the liquidity and other functioning of U.S. and global financial markets.
  - The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
  - Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Slowing or failure of the current moderate economic expansion.
  - Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
  - Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.

- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic expansion will persist in 2012 and interest rates will remain very low.

PNC

Cautionary Statement Regarding Forward-Looking Information Appendix 13

- Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
  - Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
  - Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel II.5 and Basel III initiatives.
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC's business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs, and may cause reputational harm to PNC.
  - Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
  - Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
- Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
- Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
- Our acquisition of RBC Bank (USA) presents us with risks and uncertainties related to the integration of the acquired businesses into PNC, including:
  - Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
  - Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets. Also, litigation and regulatory and other governmental investigations that may be filed or commenced relating to the pre-acquisition business and activities of RBC Bank (USA) could impact the timing or realization of anticipated benefits to PNC.
  - Integration of RBC Bank (USA)'s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)'s or PNC's existing businesses. PNC's ability to integrate RBC Bank (USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.

PNC

14 Cautionary Statement Regarding Forward-Looking Information (continued) Appendix

•In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction. Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and first quarter 2012 Form 10-Q, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

PNC

Cautionary Statement Regarding Forward-Looking Information (continued) Appendix 15

In millions	As of or for the three months ended Jun. 30, 2012	Mar. 31, 2012	Jun. 30, 2011	As of or for the six months ended Jun. 30, 2012	Jun. 30, 2011
Tier 1 common capital (1)	$23,688	$23,293	$22,745	$23,688	$22,745
Reported net income	546	811	912	1,357	1,744
Reported net income, if annualized	2,196	3,262	3,658	2,729	3,517
Return on tier 1 common capital	9.3%	14.0%	16.1%	11.5%	15.5%

PNC believes that return on tier 1 common capital is useful as a tool to help measure and assess a company's use of common equity.

(1) Estimated for Jun. 30, 2012.

In millions, except per share data	For the three months ended Jun. 30, 2012	Mar. 31, 2012	Jun. 30, 2011	For the six months ended Jun. 30, 2012	Jun. 30, 2011
Integration costs:					
Pretax	$52	$145	$5	$197	$6
After-tax	$34	$94	$3	$128	$4
Impact on diluted earnings per share	$0.06	$0.18	$0.01	$0.24	$0.01
Noncash changes for unamortized discount related to redemption of trust preferred securities:					
Pretax	$130			$130	
After-tax	$85			$85	
Impact on diluted earnings per share	$0.16			$0.16	
Provision for residential mortgage repurchase obligation:					
Pretax	$438	$32	$21	$470	$35
After-tax	$284	$21	$14	$306	$23
Impact on diluted earnings per share	$0.54	$0.04	$0.03	$0.58	$0.04

The after-tax amounts in this table were calculated using a marginal federal income tax rate of 35% and include applicable income tax adjustments.

PNC

16 Non-GAAP to GAAP Reconcilement Appendix

For the three months ended				
	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011
Average yields/rates					
Yield on interest-earning assets					
Loans					
Commercial	4.75%	4.51%	4.66%	4.86%	4.88%
Commercial real estate	5.78	5.19	5.33	5.25	5.51
Equipment lease financing	4.96	4.74	4.84	5.11	4.86
Consumer	4.67	4.78	4.81	4.82	4.94
Residential real estate	5.44	5.59	5.35	5.90	6.22
Total loans	4.90	4.78	4.85	5.00	5.11
Investment securities	3.49	3.47	3.51	3.59	3.80
Other	3.95	4.17	3.68	3.14	3.04
Total yield on interest-earning assets	4.51	4.41	4.44	4.52	4.64
Rate on interest-bearing liabilities					
Interest-bearing deposits					
Money market	0.21	0.23	0.25	0.31	0.34
Demand	0.04	0.04	0.05	0.08	0.10
Savings	0.10	0.10	0.16	0.19	0.19
Retail certificates of deposit	0.57	0.80	1.16	1.26	1.32
Time deposits in foreign offices and other time	0.49	0.49	0.53	0.72	0.75
Total interest-bearing deposits	0.24	0.31	0.42	0.51	0.55
Borrowed funds	1.72	2.01	2.17	2.20	2.46
Total rate on interest-bearing liabilities	0.58	0.70	0.80	0.86	0.95
Interest rate spread	3.93	3.71	3.64	3.66	3.69
Impact of noninterest-bearing sources	0.15	0.19	0.22	0.23	0.24
Net interest margin	4.08%	3.90%	3.86%	3.89%	3.93%

Calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all earning assets in calculating net interest margins, in this table we use net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles (GAAP) in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, and June 30, 2011, were $35 million, $31 million, $28 million, $27 million, and $25 million, respectively.

PNC

17 Appendix Non-GAAP to GAAP Reconcilement

In millions	For the quarter ended Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011
Personnel, as reported	$1,119	$1,111	$1,052	$949	$976
Integration costs	12	44	2	1	1
Core Personnel	1,107	1,067	1,050	948	975
Occupancy, as reported	199	190	198	171	176
Integration costs	1	12	1	-	-
Core Occupancy	198	178	197	171	176
Equipment, as reported	181	175	177	159	158
Integration costs	7	7	4	-	-
Core Equipment	174	168	173	159	158
Marketing, as reported	67	68	74	72	63
Integration costs	11	14	1	2	2
Core Marketing	56	54	73	70	61
Other, as reported	1,082	911	1,218	789	803
Integration costs	21	68	20	5	2
TPS redemption charges	130	-	198	-	-
Core Other	931	843	1,000	784	801
Total core noninterest expense	$2,466	$2,310	$2,493	$2,132	$2,171
Selected items:					
Integration costs	$52	$145	$28	$8	$5
Trust preferred securities redemption charges	130	-	198	-	-
Total noninterest expense	$2,648	$2,455	$2,719	$2,140	$2,176

PNC

18 Appendix Non-GAAP to GAAP Reconcilement